Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the registration statements and related prospectuses of The Coca-Cola Company listed below of our reports dated February 26, 2010, with respect to the consolidated financial statements of The Coca-Cola Company and subsidiaries, and the effectiveness of internal control over financial reporting of The Coca-Cola Company and subsidiaries, included in this Annual Report (Form 10-K) for the year ended December 31, 2009:

1.                                       Registration Statement Number 2-88085 on Form S-8

2.                                       Registration Statement Number 33-39840 on Form S-8

3.                                       Registration Statement Number 333-78763 on Form S-8

4.                                       Registration Statement Number 2-58584 on Form S-8

5.                                       Registration Statement Number 33-26251 on Form S-8

6.                                       Registration Statement Number 2-98787 on Form S-3

7.                                       Registration Statement Number 33-45763 on Form S-3

8.                                       Registration Statement Number 33-50743 on Form S-3

9.                                       Registration Statement Number 33-61531 on Form S-3

10.                                 Registration Statement Number 333-27607 on Form S-8

11.                                 Registration Statement Number 333-35298 on Form S-8

12.                                 Registration Statement Number 333-59936 on Form S-3

13.                                 Registration Statement Number 333-59938 on Form S-3

14.                                 Registration Statement Number 333-83270 on Form S-8

15.                                 Registration Statement Number 333-83290 on Form S-8

16.                                 Registration Statement Number 333-88096 on Form S-8

17.                                 Registration Statement Number 333-123239 on Form S-8

18.                                 Registration Statement Number 333-146983 on Form S-3

19.                                 Registration Statement Number 333-150447 on Form S-8

ERNST & YOUNG LLP

Atlanta, Georgia

February 26, 2010